Exhibit 99.1 CONTACTS: MEDIA: INVESTORS: Marcey Zwiebel Bryan Gill (412) 762-4550 (412) 768-4143 media.relations@pnc.com investor.relations@pnc.com PNC ANNOUNCES AGREEMENT TO BUY BBVA USA BANCSHARES, INC. Acquisition significantly accelerates PNC’s national expansion strategy; creates nation’s 5th largest bank by asset size PITTSBURGH, Nov. 16, 2020 – The PNC Financial Services Group, Inc. (NYSE: PNC) and the Spanish financial group, Banco Bilbao Vizcaya Argentaria, S.A. (NYSE and MAD: BBVA) today announced that they have signed a definitive agreement for PNC to acquire BBVA USA Bancshares, Inc., including its U.S. banking subsidiary, BBVA USA, for a purchase price of $11.6 billion to be funded with cash on hand in a fixed price structure. BBVA USA Bancshares, with $104 billion in assets and headquartered in Houston, Texas, provides commercial and retail banking services through its banking subsidiary BBVA USA and operates 637 branches in Texas, Alabama, Arizona, California, Florida, Colorado and New Mexico. When combined with PNC’s existing footprint, the company will have a coast-to-coast franchise with a presence in 29 of the 30 largest markets in the U.S. “Our acquisition of BBVA USA will accelerate our growth trajectory and drive long-term shareholder value through a strategic deployment of the proceeds from the sale of our BlackRock investment,” said William S. Demchak, PNC’s chairman, president and chief executive officer. “This transaction is an opportunity to navigate our future from a position of strength, accelerating PNC’s national expansion strategy while drawing on our experience as a disciplined acquirer. We are excited to bring our industry-leading technology and innovative products and services to new markets and clients, leveraging our mutual commitment to building diverse and high performing teams and supporting the communities we serve.” “This is a very positive transaction for all sides. PNC has recognized the great value of our unique client franchise and of our great team in the U.S., who will be part of a leading financial services group in the country,” said BBVA Group Executive Chairman Carlos Torres Vila. “The deal enhances our already strong financial position. We will have ample flexibility to profitably deploy capital in our markets strengthening our long-term growth profile and supporting economies in the recovery phase, and to increase distributions to shareholders.” PNC expects the transaction to be approximately 21% accretive to earnings in 2022 and to substantially replace the net income benefit from PNC’s passive equity investment in BlackRock that was divested in May 2020. The transaction has an estimated internal rate of return to PNC in excess of 19%. The purchase price is estimated at 134% of BBVA USA’s tangible book value, based on its balance sheet as of Sept. 30, 2020, and reflects a deposit premium of 3.7%. - more -

PNC Announces Agreement to Buy BBVA USA Bancshares, Inc. – Page 2 The acquisition adds approximately $86 billion of deposits and $66 billion of loans based on BBVA USA’s Sept. 30, 2020 balance sheet. Post-closing, the estimated allowance for credit losses to total loans for the combined entity is 2.85%, including reserves for the acquired loans from BBVA USA of 3.85%. PNC expects to incur merger and integration costs of $980 million, inclusive of approximately $250 million in write-offs of capitalized items, and achieve cost savings in excess of $900 million, or 35% of BBVA USA’s 2022 estimated annual noninterest expense through operational and administrative efficiency improvements. The transaction, which has been approved by both companies’ boards of directors, is expected to close in mid-2021, subject to customary closing conditions, including regulatory approvals. Upon closing, PNC intends to merge BBVA USA Bancshares into PNC with PNC continuing as the surviving entity. Post-closing, PNC intends to merge BBVA USA into PNC Bank, N.A. and convert BBVA USA customers to the PNC platform with BBVA USA branches assuming the PNC Bank name. PNC is not acquiring BBVA Securities, Inc., Propel Venture Partners Fund I, L.P. and BBVA Processing Services, Inc. PNC has a long history of supporting the communities it serves. The company has earned an “Outstanding” rating under the Community Reinvestment Act since those examinations began more than 40 years ago. Furthermore, PNC has long supported full inclusivity of all people and groups, and remains committed to strengthening and enriching the lives of the communities where it operates. This includes PNC’s 2020 pledge to provide $30 million in charitable support for COVID-19 relief efforts, and a $1 billion commitment announced earlier this year to support economic empowerment and combat systemic racism of Black Americans and low to moderate income communities. PNC will include all new markets in these initiatives, while maintaining its commitment to those it currently serves. Bank of America, Citi, Evercore and PNC Financial Institutions Advisory acted as financial advisers to PNC and Wachtell, Lipton, Rosen & Katz was legal counsel. J.P. Morgan Securities plc represented BBVA as financial adviser and Sullivan & Cromwell LLP was legal counsel. CONFERENCE CALL AND SUPPLEMENTAL INFORMATION PNC Chairman, President and Chief Executive Officer William S. Demchak and Executive Vice President and Chief Financial Officer Robert Q. Reilly will hold a conference call for investors today at 8:00 a.m. Eastern Time regarding the announcement of the definitive agreement. Dial-in numbers for the conference call are (877) 402-9115 and (303) 223-4398 (international) and Internet access to the live audio listen-only webcast of the call is available at www.pnc.com/investorevents. PNC’s press release and presentation slides to accompany the conference call remarks will be available at www.pnc.com/investorevents prior to the beginning of the call. A telephone replay of the call will be available for one week at (800) 633-8284 and (402) 977-9140 (international), conference ID 21972430 and a replay of the audio webcast will be available on PNC’s website for 30 days. The PNC Financial Services Group, Inc. is one of the largest diversified financial services institutions in the United States, organized around its customers and communities for strong relationships and local delivery of retail and business banking including a full range of lending products; specialized services for corporations and government entities, including corporate banking, real estate finance and asset-based lending; wealth management and asset management. For information about PNC, visit www.pnc.com. - more -

PNC Announces Agreement to Buy BBVA USA Bancshares, Inc. – Page 3 CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION This press release contains forward-looking statements regarding our outlook or expectations with respect to the planned acquisition of BBVA USA Bancshares, Inc., the combination of BBVA USA Bancshares, Inc. into PNC and BBVA USA into PNC Bank, and the impact of the transaction on PNC's future performance. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risk and uncertainty to which our forward-looking statements are subject. The forward-looking statements in this press release speak only as of the date of this press release, and we assume no duty, and do not undertake, to update them. Actual results or future events could differ, possibly materially, from those that we anticipated in these forward-looking statements. As a result, we caution against placing undue reliance on any forward-looking statements. Forward-looking statements in this press release are subject to the following risks and uncertainties related both to the acquisition transaction itself and to the integration of the acquired business into PNC after closing: • The business of BBVA USA Bancshares, Inc., including its U.S. banking subsidiary, BBVA USA, going forward may not perform as we currently project or in a manner consistent with historical performance. As a result, the anticipated benefits, including estimated cost savings, of the transaction may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events, including those that are outside of our control. • The combination of BBVA USA Bancshares, Inc., including its U.S. banking subsidiary, BBVA USA, with that of PNC and PNC Bank may be more difficult to achieve than anticipated or have unanticipated adverse results relating to BBVA USA Bancshares, Inc., including its U.S. banking subsidiary, BBVA USA, or our existing businesses. • Completion of the transaction is dependent on the satisfaction of customary closing conditions, which cannot be assured. The timing of completion of the transaction is dependent on various factors that cannot be predicted with precision at this point. These forward-looking statements are also subject to the principal risks and uncertainties applicable to our businesses generally that are disclosed in PNC's 2019 Form 10-K and 2020 Form 10-Qs and in PNC's subsequent SEC filings. Our SEC filings are accessible on the SEC's website at www.sec.gov and on our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document. # # #